ENTERPRISE FINANCIAL SERVICES CORP
FIG PARTNERS INVESTOR TRIP
MAY 2012

Peter F. Benoist, CEO of Enterprise Financial Services Corp

Frank H. Sanfilippo, EVP & CFO of EFSC & Enterprise Bank & Trust

ENTERPRISE FINANCIAL

FORWARD LOOKING STATEMENT

Some of the information in this report contains “forward-looking statements” within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements.

Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com.

OVERVIEW

ENTERPRISE FINANCIAL

COMPANY PROFILE

- **Enterprise Bank - $3.2 Billion in Total Assets**
- **Enterprise Trust - $1.7 Billion in Assets Under Administration**
- **Operates 20 branches in St. Louis, Kansas City, & Phoenix MSAs**
- **Strong Fundamental Performance Metrics[1]:**
  - 96% core deposit funded
  - 4.33% NIM
  - 13% fee income ratio
  - 62% efficiency ratio
  - 58% C&I and owner occupied CRE loans
- **Successful Business Model:**
  - Focus on private businesses & owner families
  - Attract top talent in markets
  - Product breadth – Banking, Trust & Wealth Management, Treasury Management, Niche Market Expertise
  - Strong client satisfaction & market image
  - Penetrate market niches with less price competition

(1) Financial data as of 3/31/12

Note: Dollars in millions. Core deposits exclude brokered CDs and include reciprocal CDARS certificates of deposit

ENTERPRISE VALUE PROPOSITION:
AN UNUSUALLY COMPLETE RANGE OF SERVICES FOR OUR TARGET MARKETS…

Enterprise Bank
$3.2 Billion in
Banking Assets


Enterprise University
Treasury Management
Personal & Private Banking
Commercial Banking
Financial & Estate Planning
Tax Credit Brokerage
Business & Succession Planning
Trust Administration
Investment Management
Private Businesses & Owner Families

Enterprise Trust
$1.7 Billion in
Assets Under Administration

ENTERPRISE VALUE PROPOSITION:
… DELIVERED WITH MARKET-LEADING SERVICE



Overall Client Satisfaction % "Exceptional" Rating for Top 5 Business Banks in St. Louis
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
35%
68%
47%
47%
92%
National Bank A
National Bank B
Regional Bank C
Regional Bank D
EFSC

Source: Greenwich Research Associates 2011; Businesses with $1 – 50 million in sales located in St. Louis



ST. LOUIS MARKET

- Enterprise is 8th Ranked in Deposit Market Share and Largest Locally Based, Publicly Owned Bank
- $ 1.3 Billion in Loans, $ 1.6 Billion in Deposits in Five Locations
- With 2.8 Million Population, St. Louis is the 19th Largest Metro Area
- More than 70,000 Private Businesses and 57,000 Millionaire Households
- Diversified, Stable Economy
- The Nation's 2nd Largest Inland Port and 3rd Largest Rail Center, Major Financial Services and Health Care Concentrations
- Average Unemployment (8.4%) and Slightly Higher Than Average Office Vacancy (17.6%)

Sources: 2010 Census, 2009 Census County Business Patterns (most recent available). CB Richard Ellis (1Q 2012). 2012 Phoenix Marketing International, US Bureau of Labor Statistics (March 2012)

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION



KANSAS CITY MARKET

- Enterprise is 7th Ranked in Deposit Market Share, Up from 16th a Year Ago
- $ 660 Million in Loans, $ 920 Million in Deposits in 11 Locations
- Doubled Size in 2011 with FDIC-Assisted Acquisition of First National Bank of Olathe
- 2.0 Million Population, 29th Largest Metro Area
- Another Stable, Diversified Economy with Major Transportation, Animal and Human Medical Sciences, Manufacturing, Agriculture and Communications Segments
- Nation's 2nd Largest Rail Center
- More than 50,000 Private Businesses and 42,000 Millionaire Households
- Better Than Average Unemployment (7.6%) and Slightly Higher Than Average Office Vacancy (17.6%)

Sources: 2010 Census, 2009 Census County Business Patterns (most recent available). CB Richard Ellis (1Q 2012). 2012 Phoenix Marketing International, US Bureau of Labor Statistics (March 2012)



PHOENIX MARKET

- Entered Market in 2008 with LPO, Acquired Two Failed Banks, Acquired Arizona Assets from Two Additional Failed Banks
- $ 265 Million in Assets, $ 152 Million in Deposits
- Highly Concentrated Market, with Top Three Banks Controlling 71% Share of Deposits. Attractive Competitive Environment.
- 4.2 Million Population, Nation's 14th Largest Metro Area with Strong Long Term Growth Prospects
- Almost 90,000 Private Businesses and 80,000 Millionaire Households
- Significant Manufacturing, Real Estate Related, Electronics, Tourism, Professional Services and Retail Industries
- March 2012 Unemployment Rate (7.5%), Below National Average
- Recovering Real Estate Markets. Ranked Fifth Among US States in CRE Construction Spending in 2011.

Sources: 2010 Census, 2009 Census County Business Patterns (most recent available). CB Richard Ellis (1Q 2012). 2012 Phoenix Marketing International, US Bureau of Labor Statistics (March 2012), NAIOP

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

GROWING CORE BUSINESS

ENTERPRISE FINANCIAL

MEANINGFUL COMMERCIAL LOAN GROWTH IN SLOWLY RECOVERING ECONOMY

WHILE TRIMMING CONSTRUCTION AND RESIDENTIAL PORTFOLIO



Dollars in millions
1,786
1,760
1,797
1,766
1,761
1,826
1,868
1,897
1,918
Total Loans *
551
545
593
594
613
688
706
763
793
C&I
418
404
397
380
351
335
330
311
306
Constr & Res RE
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12

* Excludes Covered Loans

- Organic C&I Loans Have Increased for the Past Seven Consecutive Quarters, Growing 29% Over Past Twelve Months
- Total Organic Loans Grew 9% in LTM; Peer Median Loan Growth 3%

NICHE MARKETS

Enterprise Value Lending

- M&A related lending, partnering with PE and VC firms, approximately $93 million in loans outstanding
- Established new $10 million mezzanine debt fund in 2010

Tax Credit Related Lending

- Awarded $35 million in US Treasury New Markets Tax Credits
- Over $87 million in Missouri State Affordable Housing and Federal New Markets Tax Credits leveraged loans outstanding

Missouri State Low Income Housing Tax Credit Brokerage

- Tax credits purchased at discount from local affordable housing fund and sold to high net worth clients to assist in implementing tax strategies
- Generated $3.6 million in revenue in 2011

Life Insurance Premium Financing

- More than $72 million in loan commitments, $519,000 in annual fees

Asset Based Lending

- Recruited Experienced Team in 2011 from M&I Southwest in St. Louis

Note: Data as of 12/31/11

STRONG CORE DEPOSIT GROWTH AND FAVORABLE TREND IN MIX


Dollars in millions
Total Deposits
1,904
1,822
2,040
2,298
2,430
2,411
2,817
2,791
2,704
MMA
641
687
715
866
953
960
1,117
1,135
1,127
CD
760
642
834
861
831
765
901
817
720
DDA
301
294
304
366
448
474
557
585
592
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11*
4Q 11
1Q 12
* FNBO Acquisition

- Core Deposits (Total Less Brokered) Represent 96% of Total Deposits
- DDA Represents 22% of Total Deposits

DIVERSIFED FEE INCOME STREAMS

Dollars in millions

3/31/12 YTD Fee Income = $6.9


Tax Credit Brokerage 0.3
Sale of Real Estate 1.2
Sale of Securities 1.0
Service Charges 1.9
Wealth Mgmt. 1.7
Misc Other 0.8

Fee Income Components

Dollars in thousands	3/31/12 YTD	3/31/11 YTD
Wealth Mgmt. Revenue	$ 1,709	$ 1,683
Service Charges and Other Fees	1,924	1,447
Sale of Other Real Estate	1,157	423
State Tax Credit Brokerage, Net	337	153
Sale of Securities	1,022	174
Miscellaneous Income	790	365
Total Noninterest Income	$ 6,939	$ 4,245

Note: Excludes change in FDIC Loss Share Receivable

FAVORABLE EFFICIENCY WITH A HIGH-SERVICE MODEL


72.00
60.00
48.00
36.00
24.00
12.00
0.00
58.16%
63.16%
EFSC
Peer Median

EFFICIENCY RATIO


4.00
3.00
2.00
1.00
0.00
2.49%
3.06%
EFSC
Peer Median

EXPENSES/ASSETS

Source: SNL, trailing 12 months ended March 31, 2012

MANAGING CREDIT RISK

ENTERPRISE FINANCIAL℠

LOAN PORTFOLIO MIX BY COLLATERAL

C&I PLUS OWNER OCCUPIED CRE COMPRISE 58% OF THE PORTFOLIO

Dollars in millions
March 31, 2011

Category		%
Commercial & Industrial	$ 792.1	41.3
CRE – Owner Occupied	326.4	17.0
CRE – Investor Owned	480.6	25.1
Construction/ Land	148.5	7.7
Residential RE	157.7	8.2
Consumer & Other	12.3	0.7
Total	$ 1,917.6	100.0



Consumer & Other 0.7%
Residential RE 8.2%
Construction/ LAD 7.7%
Commercial RE - Investor Owned 25.1%
Commercial RE - Owner Occupied 17.0%
Commercial & Industrial 41.3%

NON PERFORMING LOANS & LOSS COMPOSITION

Nonperforming Loans by Category

Dollars in Millions
March 31, 2012

Category	Portfolio	Non Performing	%
Construction/LAD	$ 148.5	12.1	8.15
CRE – Investor	480.6	10.2	2.11
CRE – Owner Occupied	326.4	11.1	3.40
Residential RE	157.7	4.6	2.92
Commercial & Industrial	792.1	9.2	1.16
Consumer & Other	12.3	-	-
Total	$ 1,917.6	$ 47.2	2.46%

Cumulative Losses For 51 months ended March 31, 2012



Residential RE 12.2%
Consumer & Other 0.1%
Commercial & Industrial 17.2%
Commercial RE - Owner Occupied 2.7%
Commercial RE - Investor Owned 28.8%
Construction /LAD 39.0%

FAVORABLE ASSET QUALITY TRENDS



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
NPAs / Assets (%)
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
Reserves / NPLs (%)
3.19%
90%
92%
98%
98%
95%
95%
80%
2.59%
2.49%
2.19%
2.07%
1.74%
2.06%
Q3'10
Q4'10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
NPAs / Assets (%) (1)
Reserves / NPLs (%)

- NPAs have declined from 2.49% to 2.06% over past four quarters
- Nonperforming coverage ratio at 80% at 3/31/12
- Sold $54 Million in ORE in Past Year at $1.6 Million Gain

(1) Excluding covered assets

FDIC ASSISTED ACQUISITIONS

ENTERPRISE FINANCIAL

FDIC COVERED ASSETS

- Covered Loan Balances will Diminish Rapidly in Future Years

Current projection of average covered loan balances (millions)					
2011	2012	2013	2014	2015	2016
$ 233	$ 248	$ 191	$ 121	$ 92	$ 78

Estimates will change based on quarterly recasts

- FDIC Agreements Generally Cover 80% of Loan and ORE Losses and Related Expenses
- First, and Smallest, FDIC Loss Share Agreement Won't Expire Until Late 2014 and Late 2019 (Residential Loans). Most recent, and Largest, Agreement Runs Until 2016 and 2021 (Residential Loans).
- FDIC Loss Share Audit Completed in June, 2011 with No Material Issues

FDIC ACQUISITION NET REVENUE CONTRIBUTIONS

SIGNIFICANT BUT VARIABLE REVENUE

Dollars in thousands

Category	1Q 2012	4Q 2011	3Q 2011	2Q 2011	1Q 2011
Accretion Income	$ 7,081	$ 6,841	$ 4,942	$ 3,903	$ 2,807
Accelerated Cash Flows	2,691	4,733	1,620	6,892	1,049
Other	130	29	3	89	18
Total Interest Income	9,902	11,603	6,566	10,883	3,874
Provision For Loan Losses	(2,285)	144	(2,671)	(275)	-
Gain on Sale of Other Real Estate	1,173	144	588	94	166
Change in FDIC Loss Share Receivable	(2,956)	(4,642)	1,513	(1,081)	716
Pre-tax Net Revenue	$ 5,834	$ 7,249	$ 5,995	$ 9,621	$ 4,756

- Accelerated Cash Flows Variable Period to Period
- Accelerated Cash Flows Totaled $14 Million in 2011; Materially Less Expected in 2012

FDIC ACQUISITION STRATEGIC BENEFITS

- Allowed Enterprise to Quickly Establish Franchise in Arizona
- Provided Entry into Attractive Scottsdale Market
- Created Significant Market Presence in Greater Kansas City
- Added $423 Million in Core Deposits, including $ 190 million in DDA , Savings and Money Market deposits at an average cost of 0.26%
- Gained Entry into Attractive Suburban Kansas City Market, Offering Significant Business Banking Opportunity
- Acquisitions Have Produced Approximately $45 Million in Net Revenue to Date

BALANCE SHEET METRICS

ENTERPRISE FINANCIAL

CAPITAL RATIOS

Tangible Common Equity / Tangible Assets (%)



5.60
5.40
5.20
5.00
4.80
4.60
4.40
4.20
4.00
5.44
5.15
4.99
5.41
2009Y
2010Y
2011Y
2012 1Q

Tier 1 Common Capital Ratio (%)



7.50
7.00
6.50
6.00
5.50
5.00
4.50
4.00
6.33
7.16
7.32
7.46
2009Y
2010Y
2011Y
2012 1Q

Tier 1 Risk Based Capital Ratio (%)



13.00
12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00
10.67
11.73
12.40
12.48
2009Y
2010Y
2011Y
2012 1Q

Total Risk Based Capital Ratio (%)



16.00
14.00
12.00
10.00
8.00
6.00
4.00
13.32
14.11
13.78
13.85
2009Y
2010Y
2011Y
2012 1Q

CAPITAL STRATEGIES

- Cash Plus Dividend Capacity from Bank Provides Ability to Redeem CPP Given Regulatory Approval
- Regulatory Application to Redeem in 3Q
- Considering Multiple Capital Strategies to Raise TCE to 7% by Year-end 2014 and Redeem CPP by Year-end 2012

SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS

(In thousands)	December 31, 2009	December 31, 2010	December 31, 2011	March 31, 2012
Shareholders' equity	$ 163,912	$ 179,801	$ 239,565	$ 246,016
Less: Preferred stock	(31,802)	(32,519)	(33,293)	(33,496)
Less: Goodwill	(2,064)	(2,064)	(30,334)	(30,334)
Less: Intangible assets	(1,643)	(1,223)	(9,285)	(8,795)
Tangible common equity	$ 128,403	$ 143,995	$ 166,653	$ 173,391
Total assets	$ 2,365,655	$ 2,800,199	$ 3,377,779	$ 3,245,154
Less: Goodwill	(2,064)	(2,064)	(30,334)	(30,334)
Less: Intangible assets	(1,643)	(1,223)	(9,285)	(8,795)
Tangible assets	$ 2,361,948	$ 2,796,912	$ 3,338,160	$ 3,206,025
Tangible common equity to tangible assets	5.44%	5.15%	4.99%	5.41%

TIER 1 COMMON EQUITY TO RISK-WEIGHTED ASSETS

(In thousands)	December 31, 2009	December 31, 2010	December 31, 2011	March 31, 2012
Shareholders' equity	$ 163,912	$ 179,801	$ 239,565	$ 246,016
Less: Goodwill	(2,064)	(2,064)	(30,334)	(30,334)
Less: Intangible assets	(1,643)	(1,223)	(9,285)	(8,795)
Less: Unrealized gains; Plus: Unrealized Losses	(933)	573	(3,602)	(4,744)
Plus: Qualifying trust preferred securities	55,768	59,953	79,874	80,100
Other	59	59	57	57
Tier 1 capital	$ 215,099	$ 237,099	$ 276,275	$ 282,300
Less: Preferred stock	(31,802)	(32,519)	(33,293)	(33,496)
Less: Qualifying trust preferred securities	(55,768)	(59,953)	(79,874)	(80,100)
Tier 1 common equity	$ 127,529	$ 144,627	$ 163,108	$ 168,704
Total risk weighted assets determined in accordance with prescribed regulatory requirements	$ 2,015,390	$ 2,021,136	$ 2,227,958	$ 2,262,209
Tier 1 common equity to risk weighted assets	6.33%	7.16%	7.32%	7.46%

BOND PORTFOLIO COMPOSITION

Investment Portfolio Totals 16% of Assets



8%
15%
77%
Municipals
Government & Agency
Agency MBS/CMO

Conservative Approach

- Average Life of MBS/CMO – 3.6 years
- Securities portfolio holds no CDOs
- No holdings of other financial institution trust preferred securities or subordinated debt
- No subprime, Alt – A or private MBS

PROFITABILITY & GROWTH

ENTERPRISE
FINANCIAL

PROFITABILITY

Dollars in millions

	2010	2011	1Q 2011	1Q 2012
Net Income	$ 5.6	$ 25.4	$ 4.1	$ 6.2
EPS	$ 0.21	$ 1.34	$ 0.23	$ 0.31
Net Interest Income	$ 84.0	$ 112.7	$ 22.7	$ 30.6
Non Interest Income*	$ 18.3	$ 22.0	$ 4.2	$ 6.9
Non Interest Expense	$ 62.2	$ 77.7	$ 18.0	$ 21.4
ROAA	0.13%	0.74%	0.49%	0.68%
ROACE	2.12%	12.67%	9.39%	10.54%

* Excludes the FDIC Indemnification Asset

MARGIN TREND


8.00
7.50
7.00
6.50
6.00
5.50
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
5.78
7.19
5.91
6.65
6.39
5.49
5.44
5.32
5.31
5.23
3.58
4.75
3.79
4.35
4.33
1.16
1.12
1.01
0.90
0.84
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
Loan Yield
Loan Yield
(not covered)
NIRM
Cost of IB
Deposits

- Expected continued improvement in cost of IB deposits
- Covered loan yields have had significant impact on NIRM
- Non-covered loan yields have held fairly steady

STRATEGIES & OPPORTUNITIES

- Complete Consolidation and Integration of FNBO Acquisition
  - Systems and Branch Conversions Complete; Now Focusing on Clients and Culture
- Concentrate on Driving Growth and Profitability in Core Business
  - Continuing Loan Growth Opportunities as a Result of Recruiting Success, Increasing Penetration of Niche Markets, and Market Preference for Enterprise Business Model
  - Opportunity to Further Reduce Cost of Funds; Strong Liquidity Position Allows For Selected Runoff of High-Cost Deposits
  - Leverage Investments in Technology to Drive Efficiency and Productivity
- Capitalize on Larger Scale in Kansas City
  - Enterprise's Relative Market Position in Kansas City is Now Similar to St. Louis; Opportunity to Mirror St. Louis Success
- Capitalize on Renewed Growth in Arizona Market
- Continue Opportunistic Approach to Acquisitions, Transitioning from Assisted to Whole-Bank Transactions

Q & A

ENTERPRISE FINANCIAL